PIMCO Equity Series

Supplement dated January 2, 2013 to the

PIMCO Dividend and Income Builder Fund, PIMCO Emerging Multi-Asset Fund,

PIMCO EqSTM Dividend Fund, PIMCO EqSTM Emerging Markets Fund,

PIMCO EqSTM Long/Short Fund and PIMCO EqS Pathfinder Fund®—Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R Prospectus (dated October 31, 2012) as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO Emerging Multi-Asset Fund (the “Fund”)

Effective immediately, the first paragraph in the “Investment Adviser/Portfolio Manager” section in the Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Curtis Mewbourne, Michael Gomez, Masha Gordon, and Ramin Toloui. Curtis Mewbourne and Michael Gomez are Managing Directors of PIMCO. Masha Gordon and Ramin Toloui are Executive Vice Presidents of PIMCO. Mr. Gomez and Mr. Mewbourne are responsible for tactical allocations, Mr. Gomez and Mr. Toloui are responsible for fixed income investments and Ms. Gordon is responsible for equity investments. Mr. Mewbourne, Mr. Gomez, Ms. Gordon and Mr. Toloui have managed the Fund since its inception in April 2011.

Additionally, effective immediately, the entry for Mr. Gomez in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted in its entirety and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
	Michael Gomez	4/11*	Managing Director, PIMCO. Mr. Gomez has been a member of the emerging markets team since joining PIMCO in 2003. Prior to joining PIMCO, he was associated with Goldman Sachs where he was responsible for proprietary trading of bonds issued by Latin American countries. Mr. Gomez joined Goldman Sachs in July 1999.

Investors Should Retain This Supplement For Future Reference

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